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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported)        July 20, 1999
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                            IXC Communications, Inc.
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             (Exact name of registrant as specified in its charter)




     California                        0-20803                   74-2644120
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  (State or other                    (Commission              (I.R.S. Employer
   jurisdiction                      File Number)            Identification No.)
of incorporation)


1122 Capital of Texas Highway South, Austin, Texas                  78746
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    (Address of principal executive offices)                      (Zip Code)


Registrant's telephone number, including area code       (512) 328-1112
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                                 Not Applicable
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         (Former name or former address, if changed since last report.)

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ITEM 5. OTHER EVENTS.

        IXC Communications Inc., a Delaware corporation (the "Company"), Cincinnati Bell Inc., an Ohio corporation ("CBI"), and Ivory Merger Inc., a Delaware corporation and a wholly owned subsidiary of CBI ("Merger Sub"), entered into an Agreement and Plan of Merger, dated as of July 20, 1999 (the "Merger Agreement"), pursuant to which, and subject to the conditions thereof, the Company will become a wholly owned subsidiary of CBI through the merger of Merger Sub with and into the Company (the "Merger"). Pursuant to the Merger, each share of the Company's common stock will be converted into the right to receive 2.0976 shares of CBI's common stock.

        The Merger is subject to various conditions set forth in the Merger Agreement, including the adoption of the Merger Agreement by the stockholders of the Company, the approval of the issuance of CBI's common stock in the Merger by stockholders of CBI, certain regulatory approvals and other customary conditions.

        In connection with the Merger Agreement, the Company and CBI entered into reciprocal Stock Option Agreements, each dated as of July 20, 1999 (the "Stock Option Agreements"), pursuant to which each of the Company and CBI has the right, under certain circumstances, to purchase up to 19.9% of the issued and outstanding shares of common stock of the other company.

        CBI entered into Stockholders Agreements, each dated as of July 20, 1999 (the "Stockholders Agreements"), with certain of the Company's stockholders, who collectively have beneficial ownership of approximately 39% of the issued and outstanding shares of common stock of the Company. Pursuant to the Stockholders Agreements, such stockholders have agreed, among other things, to vote in favor of the adoption of the Merger Agreement at any stockholders meeting at which such matters are considered.

        Copies of the Merger Agreement, each of the Stockholders Agreements and each of the Stock Option Agreements are set forth as Exhibits 2.1, 99.1, 99.2,
99.3 and 99.4 and are incorporated by reference from CBI's Current Report on Form 8-K dated July 20, 1999 and filed with the Securities Exchange Commission on July 23, 1999 ("CBI's 8-K") to this Item 5 and the foregoing description is qualified in its entirety by reference to such exhibits.


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        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

        Date: July 26, 1999


                                              IXC Communications, Inc.



                                              By: /s/ Jeffrey C. Smith
                                                  ------------------------------
                                                  Jeffrey C. Smith
                                                  Senior Vice President,
                                                  General Counsel and Secretary



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                                  EXHIBIT INDEX


Exhibit
Number            Description
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  2.1             Agreement and Plan of Merger, dated as of July 20, 1999, among
                  Cincinnati Bell Inc., an Ohio corporation, IXC Communications,
                  Inc., a Delaware corporation, and Ivory Merger Inc., a
                  Delaware corporation (incorporated by reference to Exhibit 2.1 of CBI's 8-K).

 99.1 Stockholders Agreement, dated as of July 20, 1999, among Cincinnati Bell Inc., an Ohio corporation, Richard D. Irwin and Ralph J. Swett (incorporated by reference to Exhibit 99.1 of CBI's 8-K).

 99.2 Stockholder Agreement, dated as of July 20, 1999, between Cincinnati Bell Inc., an Ohio corporation, and General Electric Pension Trust, a New York common law trust (incorporated by reference to Exhibit 99.2 of CBI's 8-K).

 99.3 Stock Option Agreement, dated as of July 20, 1999, between IXC Communications, Inc., a Delaware corporation and Cincinnati Bell Inc., an Ohio corporation (incorporated by reference to Exhibit 99.3 of CBI's 8-K).

 99.4 Stock Option Agreement, dated as of July 20, 1999, between Cincinnati Bell Inc., an Ohio corporation and IXC Communications, Inc., a Delaware corporation (incorporated by reference to Exhibit 99.4 of CBI's 8-K).